                                                                    Exhibit 99.1

                                News *** Release
                                ----------------

      ResCare o 10140 Linn Station Road o Louisville, Kentucky 40223-3813
                    o Phone: 502.394.2100 o www.rescare.com
                                            ---------------


Contact:          Nel Taylor
                  Chief Communication Officer
                  502/394-2357
                  communications@rescare.com
                  --------------------------


                         RESCARE REPORTS FOURTH QUARTER
                              AND YEAR-END RESULTS
       ===================================================================
         COMPANY ANNOUNCES GUIDANCE FOR 2003 OF $0.50 TO $0.55 PER SHARE

LOUISVILLE, KY (MARCH 5, 2003) - ResCare (NASDAQ/NM: RSCR), the nation's leading provider of services to persons with developmental disabilities and people with special needs, today announced results for the fourth quarter and year ended December 31, 2002, as follows:


                                                            2002           2001            2002           2001
                                                          GAAP (1)       GAAP (1)      ADJUSTED (2)   ADJUSTED (2)
                                                       --------------  -------------  -------------   -------------
                                                              (Dollars in thousands, except per share data)

                                                                     FOURTH QUARTER ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
Revenues                                               $      233,824  $     226,217  $     233,824  $      226,217
Net income (loss)                                              (7,100)       (10,634)         3,110           4,364
Diluted earnings (loss) per share                               (0.29)         (0.44)          0.13            0.18
EBITDA (3)                                                     (2,181)        (7,457)        13,649          14,543

                                                                          YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
Revenues                                               $      919,724  $     885,715  $     919,724  $      885,715
Net income (loss)                                               2,676         (4,372)        12,327          16,018
Diluted earnings (loss) per share                                0.11          (0.18)          0.50            0.66
EBITDA (3)                                                     40,342         33,852         55,305          57,447


(See "Footnote Definitions" section of this press release.)

         During 2002 and 2001, the Company recorded the following items that were not reflective of the underlying operations of the Company. These items are broken out in the table below to more clearly reflect the ongoing operations of the Company and to provide a basis for comparison between periods.

                                     -MORE-

ResCare Reports Fourth Quarter and Year-End Results
Page 2
March 5, 2003

                                                                                                         DILUTED
                                                                          PRE-TAX           NET         EARNINGS
                                            STATEMENT OF INCOME           INCOME          INCOME        PER SHARE
                                            LINE ITEM IMPACTED            IMPACT          IMPACT         IMPACT
                                        -----------------------------  -------------  -------------  --------------
                                                       (Dollars in thousands, except per share data)

                                                           FOURTH QUARTER ENDED DECEMBER 31, 2002
                                        ---------------------------------------------------------------------------
Write-off 2000 and prior                Facility and program
   accounts receivable (4)              expenses                       $     (14,764) $      (9,522) $      (0.39)

Costs associated with                   Facility and program
   non-core operation (5)               expenses                              (1,066)          (688)        (0.03)
                                                                       -------------  -------------  ------------
                                                                       $     (15,830) $     (10,210) $      (0.42)
                                                                       =============  =============  ============

                                                                YEAR ENDED DECEMBER 31, 2002
                                        ---------------------------------------------------------------------------
Write-off 2000 and prior                Facility and program
   accounts receivable (4)              expenses                       $     (14,764) $      (9,522) $      (0.39)

Costs associated with                   Facility and program
   non-core operation (5)               expenses                              (1,476)          (952)        (0.04)

Gain on debt extinguishment (6)         Other income                           1,277            823          0.04
                                                                       -------------  -------------  ------------
                                                                       $     (14,963) $      (9,651) $      (0.39)
                                                                       =============  =============  ============

                                                           FOURTH QUARTER ENDED DECEMBER 31, 2001
                                        ---------------------------------------------------------------------------
Allowance for doubtful                  Facility and program
   accounts receivable (7)              expenses                       $     (15,500) $      (9,319) $      (0.38)

Accrual for workers'                    Facility and program
   compensation (8)                     expenses                              (6,500)        (3,908)        (0.16)

Amortization of goodwill (9)            Depreciation and
                                        amortization                          (2,033)        (1,771)        (0.08)
                                                                       -------------  -------------  -------------
                                                                       $     (24,033) $     (14,998) $      (0.62)
                                                                       =============  =============  ============

                                                                YEAR ENDED DECEMBER 31, 2001
                                        ---------------------------------------------------------------------------
Allowance for doubtful                  Facility and program
   accounts receivable (7)              expenses                       $     (15,500) $      (9,319) $      (0.38)

Accrual for workers'                    Facility and program
   compensation (8)                     expenses                              (6,500)        (3,908)        (0.16)

Costs for closure of
   certain operations  (10)             Special charges                       (1,595)          (901)        (0.04)

Amortization of goodwill (9)            Depreciation and
                                        amortization                          (8,024)        (6,262)        (0.26)
                                                                       -------------  -------------  ------------
                                                                       $     (31,619) $     (20,390) $      (0.84)
                                                                       =============  =============  ============

(See "Footnote Definitions" section of this press release.)


                                     -MORE-

ResCare Reports Fourth Quarter and Year-End Results
Page 3
March 5, 2003


         In the fourth quarter of 2002, the Company wrote off substantially all of its remaining accounts receivable balances having service dates of 2000 and prior. As a result of the implementation of the new accounts receivable system during 2001 and 2002, significant improvements have been realized in billing accuracy, timeliness and tracking, which are improving cash collections. Consequently, the Company reported record cash collections in the fourth quarter of 2002. Originally, ResCare had suggested that it would generate cash flow from operations of approximately $30 million for the year. The Company exceeded that figure and achieved $36 million in cash flow for 2002. ResCare also reported that it had $72 million in cash and approximately $40 million in availability under its credit facility. The Company was in compliance with its debt covenants as of December 31, 2002.

SEGMENT RESULTS

         Segment profit (loss) from the Company's business segments for the fourth quarters and years ended December 31, 2002 and 2001, was as follows:


                                                            2002           2001            2002           2001
                                                          GAAP (1)       GAAP (1)      ADJUSTED (2)   ADJUSTED (2)
                                                       --------------  -------------  -------------   ------------
                                                                          (Dollars in thousands)

                                                                        QUARTER ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
SEGMENT PROFIT (LOSS):
Division for Persons with Disabilities                 $          448  $      (5,312) $      15,702  $       17,130
Division for Youth Services                                       183           (697)           759             801
Division for Training Services                                  3,902          3,558          3,902           3,631
All other                                                      (9,593)       (10,047)        (9,593)        (10,027)
                                                       --------------  -------------  -------------  --------------
Consolidated                                           $       (5,060) $     (12,498) $      10,770  $       11,535
                                                       ==============  =============  =============  ==============

                                                                          YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
SEGMENT PROFIT (LOSS):
Division for Persons with Disabilities                 $       47,983  $      35,470  $      63,643  $       63,312
Division for Youth Services                                     1,996            691          2,572           2,379
Division for Training Services                                 15,367         14,192         15,367          14,608
All other                                                     (36,866)       (37,580)       (38,139)        (35,907)
                                                       --------------  -------------  -------------  --------------
Consolidated                                           $       28,480  $      12,773  $      43,443  $       44,392
                                                       ==============  =============  =============  ==============

(See "Footnote Definitions" section of this press release.)

         Ronald G. Geary, ResCare chairman, president and chief executive officer, said, "As a company, we accomplished many objectives in 2002, but the challenging economic environment has tempered these achievements. Our employees have exhibited extraordinary effort and dedication through this difficult period. During this period, we found ways to improve the quality of our services while reducing our costs. The success of our new systems coupled with the elimination of our problem accounts receivable puts our historic issues concerning accounts receivable behind us. We have protected and maintained our vital franchise as the nation's leading provider of supports and services to persons with disabilities and other special needs."


                                     -MORE-

ResCare Reports Fourth Quarter and Year-End Results
Page 4
March 5, 2003


         Mr. Geary added, "Regardless of the economic pressures, we have continued to grow revenues quarter after quarter. We have seen opportunities and have acted on them - opportunities to serve more people, deliver more services and drive more revenues. In fact, in 2004, we expect to generate over $1 billion in revenues, a historic milestone for our company. In terms of absolute dollars, that is a noteworthy achievement, but even more importantly, it represents more people served and more lives improved."

EARNINGS GUIDANCE

         The Company has offered the following earnings guidance for 2003:

                                                         PROJECTED
                                              -------------------------------
                                              (In millions, except per share)
         Diluted earnings per share                    $0.50 - 0.55
         Revenues                                     $965.0 - 985.0
         EBITDA                                        $56.0 - 59.0
         EBITDAR                                       $91.0 - 94.0
         Cash flows from operations                    $35.0 - 40.0

         Mr. Geary concluded by saying, "We believe we can deliver improving performance in 2003, despite the economic environment and continuing state budget issues. Operationally, December was a strong month and January continued that momentum. We are running at a 97% occupancy rate with waiting lists in most states. In addition, the improvements we have made are becoming more effective, and our systems have begun to generate the expected benefits and meaningful cost savings. Our confidence is also driven by the strong performance generated by our periodic in-home services and our completion of the ARBOR E&T integration. In addition, we added 164 new homes in 2002 and expect to do the same in 2003 along with the opportunity to assume the operations of a number of smaller providers unable to continue under these challenging economic conditions."

FOOTNOTE DEFINITIONS:

(1) Generally Accepted Accounting Principles (GAAP). Certain reclassifications have been made to present revenues net of provider and gross receipts taxes for all periods presented.

(2) Adjusted results for 2002 and 2001 exclude from GAAP the impact of specified items recorded during those periods. The Unaudited Financial Highlights at the end of this press release provide a reconciliation of GAAP to adjusted results. The details of the specified items are described later in these footnotes.

(3) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. EBITDAR is defined as EBITDA before facility rent. EBITDA and EBITDAR are commonly used as analytical indicators within the health care industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under accounting principles generally accepted in the United States of America, and the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance. EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with accounting principles generally accepted in the United States

                                     -MORE-

ResCare Reports Fourth Quarter and Year-End Results
Page 5
March 5, 2003

         of America and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

(4) The $14.8 million accounts receivable write-off eliminates substantially all trade receivables with dates of service 2000 and prior, after consideration of the deterioration in various states' budgets and the resulting impact on opportunities for collection.

(5) The non-core operation charge relates to costs associated with a regulatory investigation and closure of certain units of a non-core operation that provides skills training to persons with severe mental illness in five Texas counties. The mental health operation is managed by its founders under a management contract and represents less than 1% of the total revenues of the Disabilities Services division. The charge includes amounts necessary to close the operations in two of the five counties and for legal fees incurred to respond to the inquiries.

(6) During 2002, the Company completed transactions to redeem $6.0 million of its 6% convertible notes resulting in gains on extinguishment of debt of approximately $1.3 million.

(7) In the fourth quarter of 2001, the Company recorded an additional provision for losses on accounts receivable of $15.5 million as a result of information obtained during the implementation of the new accounts receivable information system.

(8) In the fourth quarter of 2001, the Company recorded an additional provision for insurance claims for workers' compensation of $6.5 million based on studies of its experience.

(9) Effective January 1, 2002, the Company adopted SFAS 142 and is no longer amortizing goodwill.

(10) In the first quarter of 2001, the Company recorded a charge of $1.6 million related to the write-off of assets and costs associated with the cessation of certain operations in Tennessee.

         A listen-only simulcast and replay of ResCare's fourth quarter and year-end conference call will be available on-line at www.rescare.com and www.Companyboardroom.com on March 6, 2003, beginning at 9:00 a.m. Eastern Time.

         ResCare, founded in 1974, offers services to some 32,000 people in 32 states, Washington, D.C., Puerto Rico and Canada. ResCare is a human service Company that provides residential, therapeutic, job training and educational supports to people with developmental or other disabilities, to youth with special needs and to adults who are experiencing barriers to employment. The Company is based in Louisville, KY. More information about ResCare is available on the Company's web site at http://www.rescare.com.

         The Company from time to time makes forward-looking statements in its public disclosures, including statements relating to the Company's expected financial results, revenues that might be expected from new or acquired programs and facilities, other statements regarding development and acquisition activities, statements regarding reimbursement under federal and state programs, statements regarding compliance with debt covenants and other risk factors and statements regarding various trends favoring downsizing, de-institutionalization and privatization of government programs. In the Company's filings under the federal securities laws, including its annual, periodic and current reports, the Company identifies important factors that could cause the Company's results to differ materially from those contained in such forward-looking statements. Please refer to the discussion of those factors in the Company's filed reports.


                                     -MORE-

ResCare Reports Fourth Quarter and Year-End Results
Page 6
March 5, 2003

                                  RESCARE, INC.
                         UNAUDITED FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                                   SPECIFIED
                                                       GAAP          ITEMS        ADJUSTED
                                                  -------------  -------------  --------------
                                                                THREE MONTHS ENDED
                                                                 DECEMBER 31, 2002
                                                  --------------------------------------------
INCOME STATEMENT DATA:
Revenues                                          $     233,824  $          --  $      233,824
Facility and program expenses                           227,053        (15,830)        211,223
                                                  -------------  -------------  --------------
       Facility and program contribution                  6,771         15,830          22,601
Operating expenses (income):
   Corporate general and administrative                   8,923             --           8,923
   Depreciation and amortization                          2,879             --           2,879
   Other (income) expense                                    29             --              29
                                                  -------------  -------------  --------------
       Total operating expenses                          11,831             --          11,831
                                                  -------------  -------------  --------------

Operating income (loss)                                  (5,060)        15,830          10,770
Interest, net                                             6,032             --           6,032
                                                  -------------  -------------  --------------
Income (loss) before income taxes                       (11,092)        15,830           4,738
Income tax expense (benefit)                             (3,992)         5,620           1,628
                                                  -------------  -------------  --------------
       Net income (loss)                          $      (7,100) $      10,210  $        3,110
                                                  =============  =============  ==============

Basic and diluted earnings (loss) per share       $       (0.29) $        0.42  $        0.13
                                                  =============  =============  =============

EBITDA                                            $      (2,181) $      15,830  $      13,649
EBITDAR                                           $       6,039  $      15,830  $      21,869


                                                               THREE MONTHS ENDED
INCOME STATEMENT DATA:                                          DECEMBER 31, 2001
                                                  --------------------------------------------
Revenues                                          $     226,217  $          --  $      226,217
Facility and program expenses                           224,181        (22,000)        202,181
                                                  -------------  -------------  --------------
       Facility and program contribution                  2,036         22,000          24,036
Operating expenses (income):
   Corporate general and administrative                   9,667             --           9,667
   Depreciation and amortization                          5,041         (2,033)          3,008
   Other (income) expense                                  (174)            --            (174)
                                                  -------------  -------------  --------------
       Total operating expenses                          14,534         (2,033)         12,501
                                                  -------------  -------------  --------------

Operating income (loss)                                 (12,498)        24,033          11,535
Interest, net                                             4,874             --           4,874
                                                  -------------  -------------  --------------
Income (loss) before income taxes                       (17,372)        24,033           6,661
Income tax expense (benefit)                             (6,738)         9,035           2,297
                                                  -------------  -------------  --------------
       Net income (loss)                          $     (10,634) $      14,998  $        4,364
                                                  =============  =============  ==============

Basic and diluted earnings (loss) per share       $       (0.44) $        0.62  $        0.18
                                                  =============  =============  =============

EBITDA                                            $      (7,457) $      22,000  $      14,543
EBITDAR                                           $         230  $      22,000  $      22,230

                                     -MORE-

ResCare Reports Fourth Quarter and Year-End Results
Page 7
March 5, 2003

                                  RESCARE, INC.
                         UNAUDITED FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                                   SPECIFIED
                                                        GAAP         ITEMS        ADJUSTED
                                                  -------------  -------------  --------------
                                                                    YEAR ENDED
                                                               DECEMBER 31, 2002
                                                  --------------------------------------------
INCOME STATEMENT DATA:
Revenues                                          $     919,724  $          --  $      919,724
Facility and program expenses                           845,316        (16,240)        829,076
                                                  -------------  -------------  --------------
       Facility and program contribution                 74,408         16,240          90,648
Operating expenses (income):
   Corporate general and administrative                  35,410             --          35,410
   Depreciation and amortization                         11,862             --          11,862
   Other (income) expense                                (1,344)         1,277             (67)
                                                  -------------  -------------  --------------
       Total operating expenses                          45,928          1,277          47,205
                                                  -------------  -------------  --------------

Operating income                                         28,480         14,963          43,443
Interest, net                                            24,298             --          24,298
                                                  -------------  -------------  --------------
Income (loss) before income taxes                         4,182         14,963          19,145
Income tax expense (benefit)                              1,506          5,312           6,818
                                                  -------------  -------------  --------------
           Net income (loss)                      $       2,676  $       9,651  $       12,327
                                                  =============  =============  ==============

Basic and diluted earnings (loss) per share       $        0.11  $        0.39  $        0.50
                                                  =============  =============  =============

EBITDA                                            $      40,342  $      14,963  $      55,305
EBITDAR                                           $      72,554  $      14,963  $      87,517

                                                                   YEAR ENDED
                                                                DECEMBER 31, 2001
                                                  --------------------------------------------
INCOME STATEMENT DATA:
Revenues                                          $     885,715  $          --  $      885,715
Facility and program expenses                           817,754        (22,000)        795,754
                                                  -------------  -------------  --------------
       Facility and program contribution                 67,961         22,000          89,961
Operating expenses (income):
   Corporate general and administrative                  33,390             --          33,390
   Depreciation and amortization                         21,079         (8,024)         13,055
   Special charges                                        1,729         (1,595)            134
   Other (income) expense                                (1,010)            --          (1,010)
                                                  -------------  -------------  --------------
       Total operating expenses                          55,188         (9,619)         45,569
                                                  -------------  -------------  --------------

Operating income                                         12,773         31,619          44,392
Interest, net                                            19,061             --          19,061
                                                  -------------  -------------  --------------
Income (loss) before income taxes                        (6,288)        31,619          25,331
Income tax expense (benefit)                             (1,916)        11,229           9,313
                                                  -------------  -------------  --------------
           Net income (loss)                      $      (4,372) $      20,390  $       16,018
                                                  =============  =============  ==============

Basic and diluted earnings (loss) per share       $       (0.18) $        0.84  $        0.66
                                                  =============  =============  =============

EBITDA                                            $      33,852  $      23,595  $      57,447
EBITDAR                                           $      64,644  $      23,595  $      88,239


                                     -MORE-

ResCare Reports Fourth Quarter and Year-End Results
Page 8
March 5, 2003


                                  RESCARE, INC.
                   UNAUDITED FINANCIAL HIGHLIGHTS (CONTINUED)
                                 (In thousands)

                                                      DEC. 31,       SEPT. 30,      DEC. 31,
                                                       2002            2002           2001
                                                  -------------  -------------  --------------
BALANCE SHEET DATA:
ASSETS
Cash and cash equivalents                         $      72,089  $      58,776  $       58,997
Accounts and notes receivable, net                      124,609        147,785         132,181
Other current assets                                     44,613         39,537          35,740
                                                  -------------  -------------  --------------
     Total current assets                               241,311        246,098         226,918
Property and equipment, net                              61,668         57,549          58,779
Excess of acquisition cost over net
  assets acquired, net                                  218,256        216,966         211,946
Other assets                                             25,377         32,263          37,293
                                                  -------------  -------------  --------------
                                                  $     546,612  $     552,876  $      534,936
                                                  =============  =============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities                               $      96,765  $      97,215  $       84,041
Other long-term liabilities                              11,545          9,920           8,752
Long-term debt                                          261,123        261,497         268,014
Shareholders' equity                                    177,179        184,244         174,129
                                                  -------------  -------------  --------------
                                                  $     546,612  $     552,876  $      534,936
                                                  =============  =============  ==============


                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                DECEMBER 31,                  DECEMBER 31,
                                                       -----------------------------  -----------------------------
                                                            2002           2001            2002           2001
                                                       --------------  -------------  -------------  --------------
CASH FLOW DATA:
Cash provided by operating activities                  $       20,226  $       4,310  $      35,980  $       11,949

Cash flows from investing activities:
   Purchases of property and equipment                         (3,378)        (2,279)       (13,692)         (9,323)
   Acquisitions of businesses                                  (2,510)            --         (2,782)             --
   Proceeds from sales of assets                                   --            632            341          26,261
                                                       --------------  -------------  -------------  --------------
       Cash provided by (used in)
           investing activities                                (5,888)        (1,647)       (16,133)         16,938
                                                       --------------  -------------  -------------  --------------

Cash flows from financing activities:
   Net borrowings (repayments)
      of long-term debt                                        (1,025)        47,210         (6,974)         (3,652)
   Proceeds received from exercise
      of stock options                                             --             17            219             347
                                                       --------------  -------------  -------------  --------------
       Cash provided by (used in)
          financing activities                                 (1,025)        47,227         (6,755)         (3,305)
                                                       --------------  -------------  -------------  --------------

Increase in cash and cash equivalents                  $       13,313  $      49,890  $      13,092  $       25,582
                                                       ==============  =============  =============  ==============
